EXHIBIT 10.40

LEASE EXTENSION AND MODIFICATION AGREEMENT

THIS LEASE EXTENSION AND MODIFICATION AGREEMENT (the “Agreement”) is made as of September 1, 2001, by and between Marco Warehouse d.b.a. Salinas Valley Public Warehouse (“Landlord”), and Monterey Pasta Company, (“Tenant”),

WITNESSETH

                WHEREAS, by written Lease Agreement dated September 1, 1999 (the “Lease”), Landlord leased to Tenant and Tenant leased from Landlord that part of the premises commonly known as Space 36, 340 El Camino Real South, situated in the County of Monterey and the State of California, as more fully described in the Lease, for the term, at the rent and upon terms as set forth in the Lease; and

                WHEREAS, the Lease shall terminate as of August 31, 2001, and

                WHEREAS, the parties now wish to modify and extend the Lease, all as hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained and for other valuable consideration the receipt and sufficiency of which is hereby acknowledged, it is hereby mutually agreed as follows:

1.     The Lease and the term thereof are hereby extended for a period of one (1) year from September 1, 2001, up to and including August 31, 2002, upon the same terms and conditions contained in the Lease, except as herein provided.

2.     The rent to be paid by Tenant to Landlord for the term, as extended, shall be ($8,489.70) per month, (24,969.7 S.F. at .34/sf) any partial month to be prorated, or $.34/sq. foot occupied.

3.     Landlord represents and warrants that it has full power and authority to enter into this Agreement and to modify and extend the Lease and the Landlord does not need the consent of any lender holding a mortgage or a deed of trust on the Premises or any other party.

4.     The Lease, except as herein modified and extended, as in all other respects fully ratified and confirmed.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Landlord:

MARCO WAREHOUSE d.b.a. SALINAS
VALLEY PUBLIC WAREHOUSE

_______________________________________
Brenda Kibbee
General Manager

Tenant:

MONTEREY PASTA COMPANY

_______________________________________
Stephen L. Brinkman
Chief Financial Officer